COMMITMENTS AND CONTINGENCIES	12 Months Ended
Jan. 02, 2016
COMMITMENTS AND CONTINGENCIES
COMMITMENTS AND CONTINGENCIES

NOTE 9:  COMMITMENTS AND CONTINGENCIES

Leases

The Company leases office, showroom, warehouse/distribution, retail space and computers and other equipment under various non-cancelable operating lease agreements, which extend through 2028. Rental expense for 2015, 2014 and 2013 was $89.9 million, $87.0 million and $54.3 million, respectively, including certain costs such as real estate taxes and common area maintenance.

At January 2, 2016, minimum aggregate rental commitments under non-cancelable operating and capital leases were as follows:

Fiscal Year	2016	2017	2018	2019	2020	Thereafter	Total
In millions
Operating leases	$61.7	$61.6	$59.2	$54.6	$53.9	$172.9	$463.9
Capital leases	2.1	2.1	2.2	2.3	2.3	10.8	21.8

Certain rental commitments have renewal options extending through the fiscal year 2028. Some of these renewals are subject to adjustments in future periods. Many of the leases call for additional charges, some of which are based upon various escalations, and, in the case of retail leases, the sales of the individual stores above base levels. Future rental commitments for leases have not been reduced by minimum non-cancelable sublease rentals aggregating $23.1 million.

During the second quarter of 2013, the Company entered into a sale-leaseback agreement for its North Bergen, NJ office with a 12-year term and two five-year renewal options. This leaseback was classified as a capital lease and recorded at fair value.

In connection with the disposition of the Lucky Brand business, LIZ CLAIBORNE Canada retail stores, the LIZ CLAIBORNE branded outlet stores in the US and Puerto Rico and certain Mexx Canada retail stores, an aggregate of 277 store leases were assigned to third parties, for which the Company or certain subsidiaries of the Company may remain secondarily liable for the remaining obligations on 136 such leases. As of January 2, 2016, the future aggregate payments under these leases amounted to $92.1 million and extended to various dates through 2025.

Buying/Sourcing

Pursuant to a buying/sourcing agency agreement, Li & Fung Limited ("Li & Fung") acts as the primary global apparel and accessories buying/sourcing agent, with the exception of our jewelry product lines. On March 24, 2015, the Company modified this arrangement in order to, among other things, transition the buying/sourcing activities for the Company's accessories products to an in-house model, beginning with the Spring 2016 collection. The Company pays Li & Fung an agency commission based on the cost of product purchases through Li & Fung. The Company is obligated to use Li & Fung as the primary buying/sourcing agent for ready-to-wear apparel products and the Company may use Li & Fung as a buying/sourcing agent with respect to accessories products, with all such product purchases applying toward a minimum volume commitment of inventory purchases each year through the expiration of the term of the agreement on March 31, 2018. The Company's agreement with Li & Fung is not exclusive.

Other

No single customer accounted for 10.0% of net sales in 2015. As of January 2, 2016, three customers accounted for greater than 10.0% of total accounts receivable, with an aggregate total of 34.2%.

At January 2, 2016, the Company had short-term commitments for the purchase of raw materials and for the production of finished goods totaling $107.5 million.

The Company is a party to several pending legal proceedings and claims. Although the outcome of any such actions cannot be determined with certainty, management is of the opinion that the final outcome of any of these actions should not have a material adverse effect on the Company's financial position, results of operations, liquidity or cash flows.